PRESS  RELEASE

ANTHEM ANNOUNCES DEFINITIVE AGREEMENT TO ACQUIRE CIGNA CORPORATION

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Combination will create the premier health services company with critical diversification to lead the transformation of health care for consumers by enhancing health care access, quality and affordability

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Cigna shareholders receiving consideration of $103.40 per share in cash and 0.5152 shares of Anthem stock in exchange for each Cigna share, reflecting a value of $188.00 based on Anthem’s unaffected share price as of May 28, 2015

•	Combination expected to drive adjusted earnings per share accretion approaching 10% in year one, with accretion more than doubling in year two

•	The combined company will cover approximately 53 million medical members with well positioned commercial, government, consumer, specialty businesses along with a market-leading international franchise

Indianapolis, Ind. and Bloomfield, Conn. – July 24, 2015 – Anthem, Inc. (NYSE: ANTM) and Cigna Corporation (NYSE: CI) today announced that they have entered into a definitive agreement whereby Anthem will acquire all outstanding shares of Cigna in a cash and stock transaction and Cigna shareholders will receive $103.40 in cash and 0.5152 Anthem common shares for each Cigna common share.  The total per share consideration equates to approximately $188.00 for each Cigna share based on Anthem's closing share price on May 28, 2015, valuing the transaction at $54.2 billion on an enterprise basis.

The combined company will be an industry leader with enhanced diversification and capabilities to advance the transformation of health care delivery for consumers. Following the transaction, Anthem will have more than $115 billion in pro forma annual revenues, based on the most recent 2015 outlooks publicly reported by both companies and will gain meaningful diversification covering approximately 53 million medical members with well positioned commercial, government, consumer, specialty and international franchises. Upon the close of the transaction, Joseph Swedish will serve as Chairman and Chief Executive Officer of the combined company and David Cordani will be President and Chief Operating Officer. In addition, effective upon closing, the Anthem Board of Directors will be expanded to 14 members.  David Cordani and four independent directors from Cigna’s current Board of Directors will join the nine current members of the Anthem Board of Directors.

The agreement provides an “unaffected” premium to Cigna’s shareholders of approximately 38.4%, based on the unaffected closing price of Cigna’s shares on May 28, 2015. Under the terms of the transaction, the consideration consists of approximately 55% cash and 45% Anthem shares, and the combined company would reflect a pro forma equity ownership comprised of approximately 67% Anthem shareholders and approximately 33% Cigna shareholders.

“We are very pleased to announce an agreement that will deliver meaningful value to consumers and shareholders through expanded provider collaboration, enhanced affordability and cost of care management capabilities, and superior innovations that deliver a high quality health care experience for consumers. We believe that this transaction will allow us to enhance our competitive position and be better positioned to apply the insights and access of a broad network and dedicated local presence to the health care challenges of the increasingly diverse markets, membership, and communities we serve. The Cigna team has built a set of capabilities that greatly complement our own offerings and the combined company will have a competitive presence across commercial, government, international and specialty segments.  These expanded capabilities will enable us to better serve our customers as their health care needs evolve,” said Joseph Swedish, President and Chief Executive Officer of Anthem.

“Our companies share proud histories and an even brighter future.  Going forward our new company will deliver an acceleration of innovative and affordable health and protection benefits solutions that help address our health system's challenges and provide supplemental insurance protection, and health care security to consumers, their families, and the communities we share with them.  The complementary nature of our businesses will allow us to leverage the deep global health care knowledge, local market talent, and expertise of both organizations to ensure that consumers have access to affordable and personalized solutions across diverse life and health stages and position us for sustained success,” said David M. Cordani, President and Chief Executive Officer of Cigna.

Utilizing Anthem’s and Cigna’s complementary strengths, the combined company will be able to deliver higher quality health care as America’s valued health partner. By combining Anthem’s Blue Cross and Blue Shield footprint in 14 states and Medicaid footprint via its Amerigroup brand in 19 states with Cigna’s broad portfolio of health and protection services in the U.S. and globally, the combined company will offer a comprehensive range of high quality, high value products and services to the full spectrum of customers – individuals, employers and State and Federal governments.

The transaction is expected to close in the second half of 2016, pending the receipt of customary approvals, including certain state regulatory approvals and expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act.  In addition, the transaction is subject to customary closing conditions, including the approval of Cigna’s shareholders of the merger agreement and Anthem’s shareholders of the issuance of shares in the transaction. Anthem is confident in its ability to obtain all necessary regulatory and other approvals.

The combined company expects to achieve adjusted earnings per share accretion approaching 10% in year one, with the accretion more than doubling by year two following the closing of the transaction. We are confident in our ability to achieve synergy targets and are committed to retaining investment grade debt ratings. Anthem expects its debt-to-capital ratio to be approximately 49% at the time of close, with a plan to bring the ratio down to the low 40% range within 24 months. Anthem has received committed financing from Bank of America, Credit Suisse and UBS Investment Bank in connection with the transaction.

Anthem and Cigna management will host a conference call to discuss the transaction at 8:30 AM EDT today, July 24, 2015.  Additional materials regarding the transaction are available on our website at www.betterhealthcaretogether.com/.

Anthem’s lead financial advisor is UBS Investment Bank and Credit Suisse also served as financial advisor and its legal advisor is White & Case LLP. Morgan Stanley is acting as Cigna’s financial advisor, and Cravath, Swaine & Moore LLP is acting as legal advisor to Cigna.

Conference Call

Anthem and Cigna will hold a conference call and webcast at 8:30 a.m. Eastern Daylight Time (“EDT”) today, July 24, 2015, to discuss the transaction. The conference call should be accessed at least 15 minutes prior to its start with the following numbers. An investor presentation is available for download at www.antheminc.com or www.cigna.com/aboutcigna/investors under the “Investors” link..

877-871-3172 (Domestic)	877-344-7529 (Domestic Replay)
412-902-6603 (International)	412-317-0088 (International Replay)

The access code for the July 24, 2015, conference call is 4135855. The access code for the replay is 10069758. The replay will be available from 1:00 p.m. EDT on July 24, 2015, until the end of the day on August 7, 2015. A webcast replay will be available following the call.

Anthem Contacts:
Investor Relations	Media
Doug Simpson, 317-488-6181	Kristin Binns, 917-697-7802
Douglas.simpson@anthem.com	Kristin.binns@anthem.com

Cigna Contacts:
Investor Relations	Media
Will McDowell, 215-761-4198	Matt Asensio, 860-226-2599
William.mcdowell2@cigna.com	Matthew.asensio@cigna.com

About Anthem, Inc.

Anthem is working to transform health care with trusted and caring solutions. Our health plan companies deliver quality products and services that give their members access to the care they need. With nearly 71 million people served by its affiliated companies, including more than 38 million enrolled in its family of health plans, Anthem is one of the nation’s leading health benefits companies. For more information about Anthem’s family of companies, please visit www.antheminc.com/companies.

About Cigna

Cigna Corporation (NYSE: CI) is a global health service company dedicated to helping people improve their health, well-being and sense of security. All products and services are provided exclusively by or through operating subsidiaries of Cigna Corporation, including Connecticut General Life Insurance Company, Cigna Health and Life Insurance Company, Life Insurance Company of North America and Cigna Life Insurance Company of New York. Such products and services include an integrated suite of health services, such as medical, dental, behavioral health, pharmacy, vision, supplemental benefits, and other related products including group life, accident and disability insurance. Cigna maintains sales capability in 30 countries and jurisdictions, and has more than 88 million customer relationships throughout the world. To learn more about Cigna®, including links to follow us on Facebook or Twitter, visit www.cigna.com.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

The proposed transaction between Anthem, Inc. (“Anthem”) and Cigna Corporation (“Cigna”) will be submitted to Anthem’s and Cigna's shareholders and stockholders (as applicable) for their consideration.  In connection with the transaction, Anthem and Cigna will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including an Anthem registration statement on Form S-4 that will include a joint proxy statement of Anthem and Cigna that also constitutes a prospectus of Anthem, and each will mail the definitive joint proxy statement/prospectus to its shareholders and stockholders, respectively. This communication is not a substitute for the registration statement, joint proxy statement/prospectus or any other document that Anthem and/or Cigna may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF ANTHEM AND CIGNA ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement containing the joint proxy statement/prospectus and other documents filed with the SEC by Anthem or Cigna (when available) through the web site maintained by the SEC at http://www.sec.gov.  Copies of the documents filed with the SEC by Anthem will be available free of charge on Anthem’s internet website at http://www.antheminc.com or by contacting Anthem’s Investor Relations Department at (317) 488-6168. Copies of the documents filed with the SEC by Cigna will be available free of charge on Cigna’s internet website at http://www.cigna.com or by contacting Cigna’s Investor Relations Department at (215) 761-4198.

Anthem, Cigna and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Anthem’s executive officers and directors in Anthem’s annual report on Form 10-K for the year ended December 31, 2014 and its definitive proxy statement filed with the SEC on April 1, 2015. You can find information about Cigna’s executive officers and directors in Cigna’s annual report on Form 10-K for the year ended December 31, 2014 and its definitive proxy statement filed with the SEC on March 13, 2015. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus when it is filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This document, and oral statements made with respect to information contained in this communication,  contain certain forward-looking information about Anthem, Inc. (“Anthem”), Cigna Corporation (“Cigna”) and the combined businesses of Anthem and Cigna that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not generally historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s),” “intend,” “estimate,” “project” and similar expressions (including the negative thereof) are intended to identify forward-looking statements, which generally are not historical in nature. These statements include, but are not limited to, statements regarding the merger between Anthem and Cigna; Anthem’s financing of the proposed transaction; the combined company’s expected future performance (including expected results of operations and financial guidance); the combined company’s future financial condition, operating results, strategy and plans; statements about regulatory and other approvals; synergies from the proposed transaction; the combined company’s expected debt-to-capital ratio and ability to retain investment grade ratings; the closing date for the proposed transaction; financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond Anthem’s and Cigna’s control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in Anthem’s and Cigna’s public filings with the U.S. Securities and Exchange Commission (the “SEC”); those relating to the proposed transaction, as detailed from time to time in Anthem’s and Cigna’s filings with the SEC; increased government participation in, or regulation or taxation of health benefits and managed care operations, including, but not limited to, the impact of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, or Health Care Reform; trends in health care costs and utilization rates; our ability to secure sufficient premium rates including regulatory approval for and implementation of such rates; our participation in the federal and state health insurance exchanges under Health Care Reform, which have experienced and continue to experience challenges due to implementation of initial and phased-in provisions of Health Care Reform, and which entail uncertainties associated with the mix and volume of business, particularly in Individual and Small Group markets, that could negatively impact the adequacy of our premium rates and which may not be sufficiently offset by the risk apportionment provisions of Health Care Reform; our ability to contract with providers consistent with past practice; competitor pricing below market trends of increasing costs; reduced enrollment, as well as a negative change in our health care product mix; risks and uncertainties regarding Medicare and Medicaid programs, including those related to non-compliance with the complex regulations imposed thereon and funding risks with respect to revenue received from participation therein; our projected consolidated revenue growth and global medical customer growth; a downgrade in our financial strength ratings; litigation and investigations targeted at our industry and our ability to resolve litigation and investigations within estimates; medical malpractice or professional liability claims or other risks related to health care services provided by our subsidiaries; our ability to repurchase shares of its common stock and pay dividends on its common stock due to the adequacy of its cash flow and earnings and other considerations; non- compliance by any party with the Express Scripts, Inc. pharmacy benefit management services agreement, which could result in financial penalties; our inability to meet customer demands, and sanctions imposed by governmental entities, including the Centers for Medicare and Medicaid Services; events that result in negative publicity for us or the health benefits industry; failure to effectively maintain and modernize our information systems and e-business organization and to maintain good relationships with third party vendors for information system resources; events that may negatively affect Anthem’s licenses with the Blue Cross and Blue Shield Association; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; intense competition to attract and retain employees; unauthorized disclosure of member or employee sensitive or confidential information, including the impact and outcome of investigations, inquiries, claims and litigation related to the cyber attack Anthem reported in February 2015; changes in the economic and market conditions, as well as regulations that may negatively affect our investment portfolios and liquidity; possible restrictions in the payment of dividends by our subsidiaries and increases in required minimum levels of capital and the potential negative effect from our substantial amount of outstanding indebtedness; general risks associated with mergers and acquisitions; various laws and provisions in Anthem’s governing documents that may prevent or discourage takeovers and business combinations; future public health epidemics and catastrophes; and general economic downturns. Important factors that could cause actual results and other future events to differ materially from the forward-looking statements made in this communication are set forth in other reports or documents that Anthem and/or Cigna may file from time to time with the SEC, and include, but are not limited to: (i) the ultimate outcome of the proposed transaction, including the ability to achieve the synergies and value creation contemplated by the proposed transaction, (ii) the ultimate outcome and results of integrating the operations of Anthem and Cigna, (iii) disruption from the merger making it more difficult to maintain businesses and operational relationships, (iv) the risk that unexpected costs will be incurred in connection with the proposed transaction, (v) the timing to consummate the proposed transaction, (vi) the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions, including the receipt of required regulatory approvals and  the receipt of approval of both Anthem’s and Cigna’s shareholders and stockholders, respectively, and (viii) the risks and uncertainties detailed by Cigna with respect to its business as described in its reports and documents filed with the SEC. All forward-looking statements attributable to Anthem, Cigna or any person acting on behalf of Anthem and/or Cigna are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on these forward- looking statements that speak only as of the date hereof. Except to the extent otherwise required by federal securities law, neither Anthem nor Cigna undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or the receipt of new information. Readers are also urged to carefully review and consider the various disclosures in Anthem’s and Cigna’s SEC reports.